Loss per share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Loss per share

15.  Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants and share options. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the period ended December 31, 2020 and 2019 presented are as follows:

	Year ended December 31,
	2020	2019
	#	#
Warrants	6,749,109	467,451
Share Options	1,693,063	1,454,943
	8,442,172	1,922,394